Exhibit 21.1

RAIT Financial Trust

Subsidiaries

Entity Name	Domestic Jurisdiction	DBA Names
1437 7th Street Preferred Member, LLC	Delaware
1901 Newport Investor, LLC	Delaware
100 East Lancaster Owner, LLC	Delaware
100 East Lancaster Member, LLC	Delaware
2622 Lake, LLC	Delaware
3575 Moreau, LLC	Delaware
444 Cedar Tower Member, LLC	Delaware
444 Cedar Tower Owner, LLC	Delaware
6930 Gettysburg, LLC	Delaware
6932 Gettysburg, LLC	Delaware
Augusta Apartments Nevada, LLC	Delaware
Beachcomber Beach Resort Florida, LLC	Delaware
Bluemound CDO Preferred Member, LLC	Delaware
Bluemound Preferred Member, LLC	Delaware
Boca Yamato, LLC	Delaware
Brandywine Cherry Hill, Inc.	New Jersey
Brandywine Willow Grove, Inc.	Pennsylvania
Broadstone I Preferred, LLC	Delaware
Castagna Capital I, LLC	Delaware
Coles Crossing GP, LLC	Delaware
Coles Crossing GP Member, LLC	Delaware
Coles Crossing, LP	Delaware
Coles Crossing Preferred Member, LLC	Delaware
Copper Mill IR Holdings, LLC	Delaware
Copper Mill Member, LLC	Delaware
Crestmont IR Holdings, LLC	Delaware
Crestmont Member, LLC	Delaware
Cumberland IR Holdings, LLC	Delaware
Cumberland Member, LLC	Delaware
Daytona Portfolio, LLC	Delaware
Edgerton CDO Preferred Member, LLC	Delaware
Edgerton Preferred Member, LLC	Delaware
Ellington Development Florida, LLC	Delaware
Ellington Member, LLC	Delaware
Emerald Bay Apartments Nevada	Delaware
Emerald Bay Manager, LLC	Delaware
Emerald Bay Member, LLC	Delaware
Erieview Galleria Owner, LLC	Delaware
Erieview Premier Multifamily Owner, LLC	Delaware
Erieview Tower & Parking Manager, Inc.	Ohio
Erieview Tower & Parking, LLC	Ohio
Erieview Tower Member, LLC	Delaware
Executive Center Member, LLC	Delaware
Executive Center Wisconsin, LLC	Delaware
Fountainhead CDO Preferred Member, LLC	Delaware
Fountainhead Preferred Member, LLC	Delaware
Four Resource Member, LLC	Delaware
Four Resource Square, LLC	Delaware
Global Insurance Advisors, LLC	Pennsylvania
Grange CDO Preferred Member, LLC	Delaware
Grange Preferred Member, LLC	Delaware
Heritage Trace IR Holdings, LLC	Delaware
Heritage Trace Member, LLC	Delaware
Industrial Portfolio Member, LLC	Delaware`

Entity Name	Domestic Jurisdiction	DBA Names
Jupiter Communities, LLC	Delaware
Knoxville Preferred Member, LLC	Delaware
Landera CDO Preferred Member, LLC	Delaware
Landera Preferred Member, LLC	Delaware
Lexington Mill Mississippi Member, LLC	Delaware
Lexington Mill Mississippi Owner, LLC	Delaware
Limestone Oaks Preferred Member, LLC	Delaware
Mandalay Investor I, LLC	Delaware
Mandalay Investor II, LLC	Delaware
Mays Crossing Member, LLC	Delaware
MC Phase II Leasehold, LLC	Delaware
MC Phase II Owner, LLC	Delaware
McDowell Mountain Arizona, LLC	Delaware
McDowell Mountain Member LLC	Delaware
Murrells Retail Associates, LLC	Delaware
Murrells Retail Holdings, LLC	Delaware
Oakland Plaza Member, LLC	Delaware
Oakland Plaza Owner, LLC	Delaware
Oakland Square Member, LLC	Delaware
Oakland Square Owner, LLC	Delaware
Oyster Point Apartments Virginia, LLC	Delaware
Oyster Point Member, LLC	Delaware
PlazAmericas Mall Texas, LLC	Delaware
Portfolio Real Estate West Springfield, LLC	Delaware
Portfolio Real Estate Marysville, LLC	Delaware
Portfolio Real Estate Auburn Hills, LLC	Delaware
Portfolio Real Estate Columbus, LLC	Delaware
Portfolio Real Estate Palm Bay, LLC	Delaware
Portfolio Real Estate Englewood, LLC	Delaware
Portfolio Real Estate New Kensington, LLC	Delaware
Portfolio Real Estate South Attleboro, LLC	Delaware
Portfolio Real Estate Sedgewick, LLC	Delaware
Portfolio Sparks, LLC	Delaware
PRG- RAIT Portfolio Manager, LLC	Delaware
PRG-RAIT Portfolio Member, LLC	Delaware
RAIT 2014-FL4, LLC	Delaware
RAIT 2014-FL4 Trust	Delaware
RAIT 2015-FL5, LLC	Delaware
RAIT 2015-FL5 Trust	Delaware
RAIT 2015-FL5 A-2 Holdings, LLC	Delaware
RAIT 2016-FL6, LLC	Delaware
RAIT 2016-FL6 Trust	Delaware
RAIT 2016-FL6 A-2 Holdings, LLC	Delaware
RAIT 2017-FL7, LLC	Delaware
RAIT 2017-FL7 Trust	Delaware
RAIT 2017-FL7 A-2 Holdings, LLC	Delaware
RAIT 2017-FL8, LLC	Delaware
RAIT 2017-FL8 Trust	Delaware
RAIT 2017-FL8 A-2 Holdings, LLC	Delaware
RAIT Asset Holdings IV, LLC	Delaware
RAIT Asset Holdings, LLC	Delaware
RAIT Asset Management, LLC	Delaware
RAIT Broadstone, Inc.	Delaware
RAIT Capital Corp.	Delaware	Pinnacle Capital Group - PA
RAIT Capital Limited	Ireland
RAIT CMBS Conduit I, LLC	Delaware
RAIT CMBS Conduit II, LLC	Delaware
RAIT Commercial, LLC	Delaware
RAIT CRE CDO I, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
RAIT CRE CDO I, Ltd.	Cayman Islands
RAIT CRE Conduit II, LLC	Delaware
RAIT CRE Conduit III, LLC	Delaware
RAIT CRE Conduit IV, LLC	Delaware
RAIT CRE Holdings, LLC	Delaware
RAIT Equity Holdings I, LLC	Delaware
RAIT Executive Mews Manager I, Inc.	Delaware
RAIT Executive Mews Manager II, Inc.	Delaware
RAIT Executive Mews Manager III, Inc.	Delaware
RAIT FL Asset Holdings, LLC	Delaware
RAIT Funding, LLC	Delaware
RAIT General, Inc.	Maryland
RAIT Indiana Portfolio Holdings, LLC	Delaware
RAIT JV TRS, LLC	Delaware
RAIT JV TRS Sub, LLC	Delaware
RAIT Lending, LLC	Delaware
RAIT Limited, Inc.	Maryland
RAIT Partnership, L.P.	Delaware
RAIT Preferred Funding II, LLC	Delaware
RAIT Preferred Funding II, Ltd.	Cayman Islands
RAIT Preferred Holdings I, LLC	Delaware
RAIT Preferred Holdings II, LLC	Delaware
RAIT Property Management Holdings, LLC	Delaware
RAIT Reuss B Member, LLC	Delaware
RAIT Reuss C Member, LLC	Delaware
RAIT Reuss D Member, LLC	Delaware
RAIT Reuss Federal Plaza, LLC	Delaware
RAIT Reuss Member, LLC	Delaware
RAIT Sabel Key Manager, Inc.	Delaware
RAIT Sharpstown TRS, LLC	Delaware
RAIT TRS, LLC	Delaware
RAIT Urban Equity Holdings, LLC	Delaware
RAIT Urban Holdings, LLC	Delaware
RAIT-PRG Member, LLC	Delaware
RAIT-Melody 2016 Holdings Trust	Maryland
RAIT-Melody 2016 Holdings, LLC	Delaware
RAIT-Melody 2017 Holdings Trust	Maryland
RAIT-Melody 2017 Holdings, LLC	Delaware
Raritan Center Member, LLC	Delaware
Raritan Center SPE Owner, LLC	Delaware
Regency Manor Florida Owner, LLC	Delaware
Regency Manor Member, LLC	Delaware
REM-Cherry Hill, LLC	New Jersey
REM-Willow Grove, Inc.	Pennsylvania
REM-Willow Grove, L.P.	Pennsylvania
Remington Florida Member, LLC	Delaware
Remington Florida, LLC	Delaware
Route 18 Member, LLC	Delaware
Route 18 SPE Owner, LLC	Delaware
RFT Industrial Portfolio Member, LLC	Delaware
Sharpstown Mall Texas, LLC	Delaware
Sharpstown Member, LLC	Delaware
South Plaza Center Owner, LLC	Delaware
South Plaza Member, LLC	Delaware
St. Pete Beach Holdings, LLC	Delaware
Sunny Shores Resort Florida, LLC	Delaware
Taberna Capital Management, LLC	Delaware
Taberna Equity Funding, Ltd.	Cayman Islands
Taberna Funding Capital Trust I	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
Taberna Funding Capital Trust II	Delaware
Taberna IR Holdings Member, LLC	Delaware
Taberna IX Equity Trust, LLC	Delaware
Taberna Realty Finance Trust	Maryland
Taberna Realty Holdings Trust	Maryland
Taberna VII Equity Trust, LLC	Delaware
TI Shopping Center, LLC	Delaware
Tiffany Square Member, LLC	Delaware
Tiffany Square, LLC	Delaware
Trails at Northpoint Mississippi Member, LLC	Delaware
Trails at Northpoint Mississippi Owner, LLC	Delaware
Treasure Island Resort Florida, LLC	Delaware
Tuscany Bay Apartments Florida, LLC	Delaware
Tuscany Bay Member, LLC	Delaware
Union Medical Campus Member, LLC	Delaware
Union Medical Campus Owner, LLC	Delaware
Urban Receivership Services, LLC	Illinois
Urban Retail Properties, LLC	Delaware
Urban Retail Properties Co. of California	Delaware
Urban Retail Properties Co. of Florida	Delaware
Urban Retail Properties Co. of Illinois	Delaware
Urban Retail Properties Co. of Iowa, Inc.	Delaware
Urban Retail Properties Co. of Massachusetts	Delaware
Urban Retail Properties Co. of Michigan	Delaware
Urban Retail Properties Co. of Minnesota	Delaware
Urban Retail Properties Co. of Nevada	Delaware
Urban Retail Properties Co. of North Carolina	Delaware
Urban Retail Properties Co. of Oregon	Delaware
Urban Retail Properties Co. of Pennsylvania	Delaware
Urban Retail Properties Co. of Texas	Delaware
Urban Retail Properties Co. of Virginia	Virginia
Urban Retail Properties Co. of Washington, Inc.	Delaware
Walnut Ridge CDO Preferred Member, LLC	Delaware
Walnut Ridge Preferred Member, LLC	Delaware
Willow Creek Apartments Investor, LLC	Delaware
Yamato Investor I, LLC	Delaware
Yamato Investor II, LLC	Delaware
Yamato Member, LLC	Delaware